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                                                               EXHIBIT 23.3


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Miller
Exploration Company and subsidiaries in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-70247, 333-70249, and 333-70251.



/s/Arthur Andersen LLP



Detroit, Michigan
April 15, 1999